EXHIBIT 23.4


                        October 15, 1998


               Consent of Berwind Financial, L.P.


     We consent to the inclusion of our Fairness Opinion issued to The First National Bank of Spring Mills in this registration statement on Form S-4 and to the discussion of such Fairness
Opinion in the prospectus forming a part thereof.

                              Sincerely,

                              By:/s/ Berwind Financial, L.P.
                                     Berwind Financial, L.P.